EXHIBIT 23.1


                      [KPMG Letterhead]


               CONSENT OF INDEPENDENT AUDITORS
              --------------------------------



     We consent to the use of our reports dated January 27, 1999 appearing on page 21 of CBS Corporation's Form 10K/A and page 55 of CBS Corporation's Form 10-K for the year ended
December 31, 1998, incorporated by reference in this registration statement.



/s/  KPMG LLP
New York, New York
November 15, 1999